SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 12, 2003

Date of Report (Date of earliest event reported)

PEDIATRIC SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23946	58-1873345
(State of incorporation)	(Commission File Number)	(IRS Employer Identification NO.)

310 Technology Parkway, Norcross, Georgia 30092-2929

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (770) 441-1580

Item 12.	Results of Operations and Financial Condition

On December 12, 2003, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIC SERVICES OF AMERICA, INC.

By:	/s/ James M. McNeill

James M. McNeill, Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Dated: December 12, 2003

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated December 12, 2003.